                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 1, 2002

                        Commission File Number: 001-12878

                     TIME WARNER ENTERTAINMENT COMPANY, L.P.

             (Exact name of registrant as specified in its charter)


                  Delaware                              13-3666692
        (State or other jurisdiction                 (I.R.S. Employer
              of incorporation)                     Identification No.)

American Television and Communications Corporation        Delaware                         13-2922502
Warner Communications Inc.                                Delaware                         13-2696809
(Exact name of registrant as specified in its charter)    (State or other jurisdiction     (I.R.S. Employer
                                                          of incorporation)                Identification Number)

                 75 Rockefeller Plaza, New York, New York 10019
               (Address of principal executive offices) (zip code)


                                  212 484-8000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 2. Acquisition and Disposition of Assets

         As of June 30, 2002, the TWE-Advance/Newhouse Partnership ("TWE-A/N") was owned approximately 64.8% by Time Warner Entertainment Company, L.P. ("TWE"), the managing partner, 33.3% by the Advance/Newhouse Partnership ("Advance/Newhouse") and 1.9% indirectly by AOL Time Warner Inc. ("AOL Time Warner"). TWE-A/N owns cable television systems (or interests therein) serving approximately 7.0 million subscribers, of which 5.9 million subscribers are served by consolidated, wholly owned cable television systems and 1.1 million subscribers are served by unconsolidated, partially owned cable television systems. Prior to the TWE-A/N restructuring discussed below, the financial position and operating results of all of TWE-A/N's operations were consolidated by TWE, and the partnership interest owned by Advance/Newhouse was reflected in the consolidated financial statements of TWE as minority interest.

         As of June 30, 2002, Road Runner, a high-speed cable modem Internet service provider, was owned by TWI Cable Inc. (a wholly owned subsidiary of AOL Time Warner), TWE and TWE-A/N, with TWE owning approximately 67% on a fully attributed basis. TWE's interest in Road Runner was, prior to the TWE-A/N restructuring, accounted for using the equity method of accounting because of certain approval rights held by Advance/Newhouse.

         On June 24, 2002, TWE and Advance/Newhouse agreed to restructure TWE-A/N, which will result in Advance/Newhouse receiving effective ownership of certain TWE-A/N cable systems serving approximately 2.1 million subscribers located primarily in Florida (the "Advance/Newhouse Systems"). Specifically, on August 1, 2002 (the "Debt Closing Date"), Advance/Newhouse and its affiliates arranged for a new credit facility to support the Advance/Newhouse Systems and approximately $775 million of TWE-A/N's senior indebtedness was repaid. Additionally, as of the Debt Closing Date, Advance/Newhouse assumed management responsibilities for the Advance/Newhouse Systems, to the extent permitted under applicable government regulations, and its partnership interest began to track only the performance of the Advance/Newhouse Systems, while TWE's and AOL Time Warner's interests began to track the performance of the remaining TWE-A/N assets and liabilities. Accordingly, effective the Debt Closing Date, TWE will no longer consolidate the financial position and results of operations of the Advance/Newhouse Systems.

         In conjunction with the restructuring of TWE-A/N, on the Debt Closing Date, a subsidiary of AOL Time Warner which is not consolidated by TWE, acquired Advance/Newhouse's entire interest in Road Runner. Accordingly, AOL Time Warner's ownership interest on a fully attributed basis increased from 65% to 82%, while TWE's ownership interest of approximately 67% remained unchanged. In addition, in connection with this acquisition, certain approval rights held by Advance/Newhouse expired. As a result, beginning on the Debt Closing Date, TWE consolidated the financial position and results of operations of Road Runner with the financial position and results of operations of TWE's Cable segment, retroactive to the beginning of the year.

Item 7. Financial Statements and Exhibits

(b)  Unaudited Pro Forma Consolidated Condensed Financial Statements:

     (i) Time Warner Entertainment Company, L.P.:

         (A) Pro Forma Consolidated Condensed Balance Sheet as of June 30,
             2002;

         (B) Notes to the Pro Forma Consolidated Condensed Balance Sheet;


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         (C) Pro Forma Consolidated Condensed Statement of Operations for the
             six months ended June 30, 2002;

         (D) Pro Forma Consolidated Condensed Statement of Operations for the year ended December 31, 2001; and

         (E) Notes to the Pro Forma Consolidated Condensed Statements of Operations.

     The following unaudited pro forma consolidated condensed financial statements are presented to illustrate the effects of the TWE-A/N restructuring, including the deconsolidation of the Advance/Newhouse Systems and the consolidation of Road Runner, on the historical financial position and operating results of TWE. The unaudited pro forma consolidated condensed balance sheet of TWE at June 30, 2002, gives effect to the restructuring as if the restructuring had occurred on that date. The unaudited pro forma consolidated condensed statements of operations of TWE for the six months ended June 30, 2002 and the year ended December 31, 2001, give effect to the restructuring as if the restructuring had occurred on January 1, 2001.

                     TIME WARNER ENTERTAINMENT COMPANY, L.P.
                 PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                                  JUNE 30, 2002
                            (IN MILLIONS, UNAUDITED)

                                                                       ADVANCE/                                PRO
                                                                       NEWHOUSE      ROAD       ADJUST-       FORMA
                                                             TWE(a)    SYSTEMS(b)   RUNNER(c)   MENTS(d)       TWE
                                                             ---       -------      ------      -----          ---
ASSETS
Cash and equivalents.....................................  $   249     $    -      $  13       $   54      $   316
Other current assets.....................................    4,357         57         64          (27)       4,337
                                                           -------     ------      -----       ------      -------

Total current assets.....................................    4,606         57         77           27        4,653

Noncurrent inventories and film costs....................    2,153          -          -            -        2,153
Investments, including available-for-sale securities.....    2,188         15          -           92        2,265
Property, plant and equipment............................    8,830      1,678         98            -        7,250
Intangible assets subject to amortization................    2,415         27          -            -        2,388
Intangible assets not subject to amortization............   22,352        704          -        1,188       22,836
Goodwill.................................................   12,412        216          -           69       12,265
Other assets.............................................    1,284          2          4         (224)       1,062
                                                           -------     ------      -----       ------      -------

Total assets.............................................  $56,240     $2,699      $ 179       $1,152      $54,872
                                                           =======     ======      =====       ======      =======

LIABILITIES AND PARTNERS' CAPITAL
Total current liabilities................................  $ 6,422     $  186      $ 106        $ 181      $ 6,523
Long-term debt and other obligations.....................    7,206        529          -         (246)       6,431
Other long-term liabilities..............................    2,486         33        261         (278)       2,436
Minority interests.......................................    2,278      1,951          -          358          685

Total partners' capital..................................   37,848          -       (188)       1,137       38,797
                                                           -------     ------      -----       ------      -------

Total liabilities and partners' capital..................  $56,240     $2,699      $ 179       $1,152      $54,872
                                                           =======     ======      =====       ======      =======


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


                     TIME WARNER ENTERTAINMENT COMPANY, L.P.
           NOTES TO THE PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                                   (UNAUDITED)


(a)  Reflects the historical financial position of TWE at June 30, 2002.

(b) Reflects the historical financial position of the Advance/Newhouse Systems at June 30, 2002.

(c)  Reflects the historical financial position of Road Runner at June 30, 2002.

(d) Pro Forma adjustments to record the TWE-A/N restructuring and Road Runner acquisition as of June 30, 2002 are:

          o The increase in cash of $54 million primarily relates to $40 million of cash received by TWE from Advance/Newhouse on the Debt Closing Date, with respect to note receivables from Advance/Newhouse and the repayment of excess cash distributions made to Advance/Newhouse in prior periods. In addition, $14 million of cash in transit between TWE and Road Runner has been reflected in the consolidated cash account;

          o The decrease in other current assets of $27 million primarily relates to the elimination of intercompany receivables between TWE, Advance/Newhouse and Road Runner;

          o The increase in investments of $92 million reflects the elimination of TWE's negative investment in Road Runner;

          o The increase in intangibles not subject to amortization of $1.188 billion reflects the net franchise intangibles recognized in connection with TWE's acquisition of Advance/Newhouse's former interest in the remaining TWE-A/N businesses;

          o The increase in goodwill of $69 million reflects the recognition of goodwill in conjunction with the consolidation of Road Runner by TWE;

          o The decrease in other assets of $224 million relates to the elimination of a TWE note receivable from Road Runner;

          o The increase in current liabilities of $181 million reflects the settlement of intercompany liabilities between TWE, other subsidiaries of AOL Time Warner, Advance/Newhouse and Road Runner in conjunction with the TWE-A/N restructuring and Road Runner acquisition;

          o The decrease in long-term debt relates to $246 million net incremental debt assumed by Advance/Newhouse in the TWE-A/N restructuring;

          o The decrease in other long-term liabilities of $278 million reflects the settlement of certain intercompany liabilities between TWE, other subsidiaries of AOL Time Warner, Advance/Newhouse and Road Runner in conjunction with the TWE-A/N restructuring and Road Runner acquisition;

          o The increase in minority interest of $358 million primarily reflects the net impact of the removal of Advance/Newhouse's minority interest in TWE-A/N; and

          o The increase in total partners' capital of $1.137 billion primarily reflects an increase associated with TWE's acquisition of Advance/Newhouse's former interest in the remaining TWE-A/N businesses and the elimination of Road Runner's negative equity upon consolidation.

                     TIME WARNER ENTERTAINMENT COMPANY, L.P.
            PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 2002
                            (IN MILLIONS, UNAUDITED)

                                                                         ADVANCE/                                  PRO
                                                                         NEWHOUSE      ROAD         ADJUST-       FORMA
                                                             TWE(e)      SYSTEMS(f)   RUNNER(g)     MENTS(h)       TWE
                                                             ---         -------      ------        -----          ---
Revenues:

     Subscriptions ....................................   $  4,285        $ 642        $ 141        $(57)       $  3,727
     Advertising and commerce .........................        628           73            1           -             556
     Content and other ................................      3,681            -            -           -           3,681
                                                          --------        -----        -----        ----        --------

Total revenues ........................................      8,594          715          142         (57)          7,964

Cost of revenues ......................................     (5,659)        (423)        (194)         57          (5,373)
Selling, general and administrative ...................     (1,399)         (85)         (27)          -          (1,341)
Amortization of goodwill and other intangible assets ..        (75)          (2)           -           -             (73)
                                                          --------        -----        -----        ----        --------

Operating income (loss) ...............................      1,461          205          (79)          -           1,177
Interest expense, net .................................       (210)          (6)          (3)          -            (207)
Other expense, net ....................................        (82)          (5)           -          71              (6)
Minority interest expense .............................       (214)           -            -         201             (13)
                                                          --------        -----        -----        ----        --------

Income (loss) before income taxes and cumulative
     effect of accounting change ......................        955          194          (82)        272             951
Income tax provision ..................................        (92)           -            -           -             (92)
                                                          --------        -----        -----        ----        --------

Income (loss) before cumulative effect of
     accounting change ................................        863          194          (82)        272             859
Cumulative effect of accounting change ................    (21,763)           -            -           -         (21,763)
                                                          --------        -----        -----        ----        --------

Net income (loss) .....................................   $(20,900)       $ 194        $ (82)       $272        $(20,904)
                                                          ========        =====        =====        ====        ========

                     TIME WARNER ENTERTAINMENT COMPANY, L.P.
            PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2001
                            (IN MILLIONS, UNAUDITED)

                                                                    ADVANCE/                                PRO
                                                                    NEWHOUSE       ROAD        ADJUST-     FORMA
                                                          TWE(e)    SYSTEMS(f)    RUNNER(g)    MENTS(h)     TWE
                                                          ---       -------       ------       -----        ---
Revenues:

     Subscriptions .................................    $ 7,675     $1,128         $ 214        $(70)     $ 6,691
     Advertising and commerce ......................      1,307        119             3           -        1,191
     Content and other .............................      6,563          -             -           -        6,563
                                                        -------     ------         -----        ----      -------

Total revenues .....................................     15,545      1,247           217         (70)      14,445

Cost of revenues ...................................     (9,997)      (714)         (397)         70       (9,610)
Selling, general and administrative ................     (2,558)      (180)          (49)          -       (2,427)
Amortization of goodwill and other intangible assets     (2,709)       (41)            -           -       (2,668)
                                                        -------     ------         -----        ----      -------

Operating income (loss) ............................        281        312          (229)          -         (260)
Interest expense, net ..............................       (548)       (18)           (1)          -         (531)
Other expense, net .................................       (318)        (5)         (124)        238         (199)
Minority interest income (expense) .................       (320)         -             -         471          151
                                                        -------     ------         -----        ----      -------

Income (loss) before income taxes ..................       (905)       289          (354)        709         (839)
Income tax provision ...............................       (127)         -             -           -         (127)
                                                        -------     ------         -----        ----      -------

Net income (loss) ..................................    $(1,032)    $  289         $(354)       $709      $  (966)
                                                        =======     ======         =====        ====      =======

                     TIME WARNER ENTERTAINMENT COMPANY, L.P.
                  NOTES TO THE PRO FORMA CONSOLIDATED CONDENSED
                            STATEMENTS OF OPERATIONS
                                   (UNAUDITED)


(e) Reflects the historical operations of TWE for the six months ended June 30, 2002 and the year ended December 31, 2001, which includes the impact of the Emerging Issues Task Force ("EITF") Topic No. D-103, "Income Statement Characterization of Reimbursements Received for 'Out-of-Pocket' Expenses Incurred" ("Topic No. D-103"). For additional information on EITF Topic No. D-103, see Management's Discussion and Analysis of Results of Operations and Financial Condition in TWE's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002.

(f) Reflects the historical operations of the Advance/Newhouse Systems for the six months ended June 30, 2002 and the year ended December 31, 2001, which includes the impact of EITF Topic No. D-103.

(g) Reflects the historical operations of Road Runner for the six months ended June 30, 2002 and the year ended December 31, 2001.

(h) Pro Forma adjustments to record the TWE-A/N restructuring and Road Runner acquisition for the six months ended June 30, 2002 and the year ended December 31, 2001 are:

          o The decrease in Subscription revenues of $57 million for the six months ended June 30, 2002, reflects the elimination of $83 million of Road Runner's revenue derived from transactions with TWE Cable segment, partially offset by $26 million of revenue that no longer needs to be eliminated in consolidation as it relates to the sale of cable programming by the TWE Networks segment to the Advance/Newhouse Systems. For the year ended December 31, 2001, a decrease in Subscription revenues of $70 million reflects the elimination of $114 million of Road Runner's revenue derived from transactions with TWE's Cable segment, partially offset by $44 million of revenue that no longer needs to be eliminated in consolidation as it relates to the sale of cable programming by the TWE Networks segment to the Advance/Newhouse Systems;

          o The decrease in cost of revenues of $57 million for the six months ended June 30, 2002 and $70 million for the year ended December 31, 2001, reflects the impact of eliminating the TWE Cable segment's expenses relating to transactions with Road Runner, offset in part by expenses that no longer need to be eliminated in consolidation as they relate to the purchase of cable programming from the TWE Networks segment by the Advance/Newhouse Systems;

          o The decrease in other expense, net of $71 million for the six months ended June 30, 2002 and $238 million for the year ended December 31, 2001, reflects the elimination of TWE's share of Road Runner's results which were previously reflected as a part of other expense, net, under the equity method of accounting, as well as the elimination of certain preferred dividend activity between TWE and Road Runner; and

          o The decrease in minority interest expense of $201 million for the six months ended June 30, 2002 and $471 million for the year ended December 31, 2001, reflects the elimination of the expense related to Advance/Newhouse's ownership interest in TWE-A/N.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TIME WARNER ENTERTAINMENT
                                        COMPANY, L.P.

                                        By: WARNER COMMUNICATIONS INC.,
                                               as General Partner


                                        By: /s/ Wayne H. Pace
                                           --------------------------------
                                            Name: Wayne H. Pace
                                            Title: Executive Vice President and
                                                     Chief Financial Officer


                                        AMERICAN TELEVISION AND
                                        COMMUNICATIONS CORPORATION

                                        WARNER COMMUNICATIONS INC.


                                        By: /s/ Wayne H. Pace
                                           --------------------------------
                                           Name: Wayne H. Pace
                                           Title: Executive Vice President and
                                                    Chief Financial Officer

Date:   August 16, 2002